Exhibit 32.1
CERTIFICATION PURSUANT
TO 18 U.S.C. Section 1350, as Adopted Pursuant to
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the accompanying Quarterly Report on Form 10-Q of SafeStitch Medical, Inc. (the “Company”) for the quarter ended March 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jeffrey G. Spragens, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:
(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Jeffrey G. Spragens
Jeffrey G. Spragens
Chief Executive Officer and President May 16, 2011